Exhibit 10.2

Execution Copy

19,060,000 Shares

GENTA INCORPORATED

Common Stock

PLACEMENT AGENCY AGREEMENT

August 5, 2005

PIPER JAFFRAY & CO.
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

      Genta Incorporated, a Delaware corporation (the “Company”) proposes, subject to the terms and conditions contained herein and in the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the Investors identified therein (each an “Investor” and, collectively, the “Investors”), to issue and sell an aggregate 19,060,000 shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Company directly to the Investors. The Company desires to engage you as its placement agent (the “Placement Agent”) in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as hereinafter defined).

     1. Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

          (a) The Placement Agent agrees to act as the Company’s exclusive placement agent in connection with the issuance and sale, on a best-efforts basis, by the Company of the Shares to the Investors. Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Placement Agent six percent (6%) of the gross proceeds received by the Company from the sale of the Shares. The Company acknowledges and agrees that the Placement Agent’s engagement hereunder is not an agreement by the Placement Agent or any of its affiliates to underwrite or purchase any securities or otherwise provide any financing. Under no circumstances will the Placement Agent be obligated to purchase any Shares for its own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing, it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Shares as principal.

          (b) Payment of the purchase price for, and delivery of the Shares shall be made at a closing (the “Closing”) at the offices of Davis Polk & Wardwell, counsel for the Company, at 450 Lexington Avenue, New York, New York 10017 at 10:00 a.m., New York City time, on the Closing Date to take place on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares (such time and date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously.

          (c) On the Closing Date, each Investor shall wire an amount equal to the aggregate purchase price for the number of Shares such Investor has agreed to purchase to an account designated by the Company and the Company shall cause the transfer agent for the Shares to deliver to each Investor the number of Shares set forth on the signature page to such Investor’s Subscription Agreement, which delivery shall be made, with respect to an Investor, in accordance with the procedures set forth in such Investor’s executed Subscription Agreement.

          (d) The purchases of the Shares by each of the Investors shall be evidenced by the execution of a Subscription Agreement substantially in the form attached hereto as Exhibit A.

          (e) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of Piper Jaffray & Co., solicit or accept offers to purchase shares of its Common Stock or other equity-linked securities (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.

     2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent and the Investors as of the date hereof and as of the Closing Date, as follows:

          (a) Registration Statement.       The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (No. 333-114151), which became effective as of May 11, 2004 (the “Effective Date”) including a Base Prospectus relating to the Shares (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities Act), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, proposes to file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

          (b) Registration Statement and Prospectus. On the Effective Date, upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading. Each Preliminary Prospectus, as of the date filed with the Commission, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(b) shall apply to statements in, or omissions from, any Preliminary Prospectus, the Registration Statement or the Prospectus, or any

amendment or supplement thereto made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agent for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto (the “Placement Agent’s Information”). With respect to the preceding sentence, the Company acknowledges that the only Placement Agent’s Information is the statements with respect to the public offering of the Shares set forth in the tenth paragraph under the heading “Plan of Distribution” in the Prospectus. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares, other than the Registration Statement, any Preliminary Prospectus and the Prospectus.

          (c) Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities, and, except as otherwise described in the Registration Statement and Prospectus, the Company owns directly or indirectly, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

          (d) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable and fairly present (i) the consolidated financial condition of the Company as of the dates indicated and (ii) the results of operations, stockholders’ equity and changes in consolidated cash flows of the Company for the periods therein specified; and such financial statements and related schedules and notes thereto, comply as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or schedules are required by the Securities Act and the Rules and Regulations to be included in the Registration Statement or Prospectus.

          (e) Independent Accountants. To the Company’s knowledge, Deloitte & Touche LLP (the “Accountants”), who have audited certain consolidated financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, or the Registration Statement, or incorporated by reference therein is, and during the periods covered by its reports, was an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations.

          (f) Organization. Each of the Company and its subsidiaries has been duly incorporated or otherwise organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Each of the Company and its subsidiaries has full corporate power and authority to own and use its properties and assets and to conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary, except where the failure to so qualify or be in good standing, as the case may be, would not have or reasonably be expected to result in, individually or in the aggregate, a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

          (g) No Material Adverse Effect. Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which has had or would reasonably be expected to result in a Material Adverse Effect (b) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and (c) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect.

          (h) Legal Proceedings. Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the Subscription Agreements. There are (i) no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and Prospectus that have not been so described and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed or will not be filed within the requisite time period.

          (i) Due Authorization and Enforceability. The Company has full legal power and authority to enter into this Agreement and the Subscription Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the Subscription Agreements have been duly authorized, executed and delivered by the Company, and constitute valid, legal and binding obligations of the Company, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (j) No Conflicts. The execution, delivery and performance of the Company of this Agreement and each of the Subscription Agreements and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Shares, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or (iii) result in any violation of any franchise, license, permit, statute, law, rule or regulation applicable to the Company or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (k) No Consents Required. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and each of the Subscription Agreements or for the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Shares by the Company, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under applicable state securities laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) in connection with the offer and sale of the Shares by the Company and the distribution of the Shares by the Placement Agent in the manner contemplated herein and in the Prospectus.

          (l) Capitalization. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. The Company has an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares under the Company’s employee stock purchase plan or upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as described in the Registration Statement and the

Prospectus, as of the date referred to therein, the Company did not have outstanding any options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company.

          (m) The Shares. The Shares have been duly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been waived.

          (n) Title to Real and Personal Property. The Company and its subsidiaries have good and valid title to all property (whether real or personal) described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus and except those that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

          (o) Title to Intellectual Property. The Company and its subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus and except where such violations or infringements would not reasonably be expected to result in a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

          (p) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational document, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiaries or any of its properties, as applicable (including, without limitation, (i) the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) and (ii) those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii) above, any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

          (q) Permits. The Company and each of its subsidiaries has made all filings, applications and submissions required by, and possesses all licenses, certificates, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary for the ownership or lease of its property or the conduct of its business as described in the Registration Statement and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect; and the Company and each of its subsidiaries has not received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

          (r) Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith or any that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included or incorporated by reference in the Registration Statement.

          (s) Listing. The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and the Company, in the two years preceding the date hereof, has not received any notification (written or oral) from the Nasdaq National Market, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Shares and shall use its best efforts to have the Shares listed on the Nasdaq National Market on or before the Closing Date.

          (t) Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act), which are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the Form 10-Q/A for the quarter ended March 31, 2005 (the “Evaluation date”). The Company presented in its Form 10-Q/A for the quarter ended March 31, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

          (u) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

          (v) No Registration Rights. Except as described in the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement with the Commission or by reason of the issuance and sale of the Shares, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

          (w) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

          (x) Compliance with Environmental Laws. (i) The Company and each of its subsidiaries is in compliance with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of human health and safety or the environment (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in material compliance with all terms and conditions of any such permit, license or approval, except, in the case of (i) and (iii), where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

          (y) Compliance with ERISA. Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which would reasonably be expected to result in a Material Adverse Effect.

          (z) No Labor Disputes. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any of its subsidiaries plans to terminate employment with the Company or any such subsidiary.

          (aa) Insurance. The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company and each of its subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company and each of its subsidiaries has no reason to believe that it will not be

able to ren     ew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.

          (bb) No Stabilization. Neither the Company nor any of its subsidiaries nor any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

          (cc) Investment Company Act. Neither the Company nor any of its subsidiaries is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

          (dd) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

          (ee) Contracts. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated therein by reference is in full force and effect, unless validly terminated in accordance with the provisions thereof, and is valid and enforceable against, and to its knowledge, by the Company or its subsidiary, as the case may be, in accordance with its terms.

          (ff) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (gg) Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful bribe, rebate, payoff, influence, kickback or payment to any foreign or domestic government official or employee.

          (hh) Clinical Studies. The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and its subsidiaries were and, if still pending, are being conducted in accordance in all material respects with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions in the Registration Statement and Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests. Neither the Company nor any of its subsidiaries have received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests.

          (ii) Compliance Program. The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).

          (jj) Regulatory Filings. No material deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any filings, declarations, listings, registrations, reports or submissions.

          (kk) NASD Review. The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with the Offering contemplated thereby (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

          (ll) NASD Rule 4350. No approval of the shareholders of the Company under the rules and regulations of the Nasdaq National Market (including Rule 4350 of the Nasdaq National Marketplace Rules), and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Stock, including such as may be required pursuant to Rule 4350 of the Nasdaq National Marketplace Rules.

Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     3.      Reserved.

     4.      Covenants. The Company covenants and agrees with the Placement Agent as follows:

          (a) Effectiveness. The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required pursuant to Rule 424(b), the Company shall prepare the Prospectus in a form approved by the Placement Agent and file such

Prospectus pursuant to Rule 424(b) not later than the Commission’s close of business on the business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules and Regulations.

          (b) Amendments or Supplements. The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Shares by a Placement Agent or a dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

          (c) Notice to Placement Agent. The Company agrees (i) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, to advise the Placement Agent promptly after it receives notice thereof, of the time when any post-effective amendment to the Registration Statement becomes effective; (ii) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus or for additional information, (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference therein or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any amendment or supplement thereto or (z) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the institution or threatening of any proceeding for any such purpose; and, (iii) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

          (d) Ongoing Compliance of the Prospectus. If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the

Prospectus or any amendment or supplement thereto by the Placement Agent, and the Placement Agent agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

          (e) Delivery of Copies. To deliver promptly to the Placement Agent and its counsel such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto; (iii) any document incorporated by reference in the Prospectus (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

          (f) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares in the manner set forth in the Prospectus Supplement under the heading “Use of Proceeds”.

     (g) Reports. During a period of three years commencing with the date hereof, the Company will furnish to the Placement Agent, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

          (h) Blue Sky Compliance. The Company will promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Shares for offering and sale in connection with the offering under the securities, or blue sky, laws of such jurisdictions as the Placement Agent may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

          (i) Lock-up Period. For a period of 90 days after the date hereof (the “LockUp Period”), the Company will not directly or indirectly, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of Piper Jaffray & Co. (which consent may be withheld in its sole discretion), other than (i) the Shares to be sold hereunder, (ii) securities issued pursuant to stock option plans, deferred compensation plans, restricted stock plans and employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; (iii) the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement, provided that each recipient of shares pursuant to this clause (iii) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection; (iv) the offer, issuance or sale of any securities of the Company in exchange for any “underwater” options of the Company; or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. Notwithstanding the foregoing, for the purpose of allowing the Placement Agent to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless Piper Jaffray & Co. waives, in writing, such extension. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

          (j) Lock-up Agreements. The Company will cause each of its executive officers and directors whose names are set forth on Exhibit C hereto to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of Exhibit B hereto (the “Lock-Up Agreement”). The Company will enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

          (k) Press Releases. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

          (l) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

     5. Payment Of Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery, and shipping (including costs of mailing) of the

Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of the certificates representing the Shares, (ii) all filing fees and fees and disbursements of the Placement Agent’s counsel incurred in connection with the registration or qualification of the Shares for offering and sale by the Company under the securities or blue sky laws of such jurisdictions designated pursuant to Section 4(i), including the preparation and printing of preliminary, supplemental and final Blue Sky Memoranda, (iii) the fees and expenses of any transfer agent or registrar, (iv) fees, disbursements and other charges of counsel to the Company, (v) if applicable, the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review (including all COBRADesk fees); (vi) listing fees, if any, for the quotation of the Common Stock on the Nasdaq National Market, (vii) fees and disbursements of the accountants incurred in delivering the letter(s) described in Section 6(i) of this Agreement and (viii) the costs and expenses of the Company relating to investor presentations in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged specifically by or with the approval of the Company in connection with the presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any transportation arranged by the Company in connection with any investor presentations.

     6. Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceedings for that purpose shall have been initiated or threatened by any securities or other governmental authority (including, without limitation, the Commission), and any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such other authorities and after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not reasonably object thereto in good faith.

          (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or (ii) any loss or interference with its business from fire, explosion, storm, flood, act of war, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statement or the Prospectus, the effect of which, in any such case described in clauses (i) and (ii) above, is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

          (c) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that (i) the Registration Statement, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agent, is material, or omits to state any fact which, in the opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agent, is material, or omits to state any fact which, in the opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

          (e) The Placement Agent shall have received from Davis Polk & Wardwell, corporate counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

          (f) The Placement Agent shall have received from Hyman, Phelps & McNamara, PC, regulatory counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

          (g) The Placement Agent shall have received from Lowenstein Sandler PC, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

          (h) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Original Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters. At the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date .

          (i) The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

               (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

               (ii) the Registration Statement is effective and, to their knowledge, as of the Closing Date, no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Shares for offering or sale has been issued, and no proceeding for that purpose has been instituted or are pending before or are contemplated by the Commission or any state or regulatory body;

               (iii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (A) the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect; and

               (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

          (j) The Shares shall have been approved for quotation on the Nasdaq National Market and listed and admitted and authorized for trading on the Nasdaq National Market, subject only to official notice of issuance. Satisfactory evidence of such actions shall have been provided to the Placement Agent.

          (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares.

          (l) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Placement Agency Agreement and any other documents relating thereto.

          (m) The Company shall have entered into Subscription Agreements with each of the Investors.

          (n) The Placement Agent shall have received copies of the executed Lock-up Agreements executed by each person listed on Schedule I hereto, and such Lock-up Agreements shall be in full force and effect on the Closing Date.

          (o) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agents shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

     7. Indemnification and Contribution.

          (a) Indemnification of the Placement Agent. The Company agrees to indemnifyand hold harmless the Placement Agent against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any breach of the representations and warranties of the Company contained herein and will reimburse each Placement Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, specifically for use in the preparation thereof.

In addition to their other obligations under this Section 7(a), the Company agrees that it will reimburse the Placement Agent for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, described in this Section 7(a), as such fees and expenses are incurred.

          (b) Indemnification of the Company. The Placement Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

          (c) Notice and Procedures. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Placement Agent, it is advisable for the Placement Agent to be represented by separate counsel, the Placement Agent shall have the right to employ a separate counsel to represent it, in which event the reasonable fees and expenses of such separate counsel shall be borne by the Placement Agent except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the indemnifying party and the position of the Placement Agent. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of the proceeding.

          (d) Contribution; Limitation on Liability. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the placement agent commissions received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the amount by which (x) the total price at which the Shares placed by it and distributed to the public were offered to the public exceeds (y) the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Non-Exclusive Remedies. The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of the Act; and the obligations of the Placement Agent under this Section 6 shall be in addition to any liability that the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Placement Agent and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Shares.

     9. Termination.

          (a) The Placement Agent, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if, prior to delivery and payment for the Shares (i) trading on or by any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by federal or New York state authorities, (v) there shall have occurred any outbreak or escalation of hostilities within our outside the United States or there shall have been a declaration of a national emergency or war by the United States, or (vi) any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such events specified in clause (v) or (vi), in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5 and Section 7 hereof shall at all times be effective.

          (b) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a termination of the Placement Agent’s engagement pursuant to Section 9(a)), or if the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Placement Agent’s obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will, subject to demand by the Placement Agent, reimburse the Placement Agent for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Placement Agent in connection with this Agreement and the proposed offering of the Shares.

     10. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to Piper Jaffray & Co., U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: James Martin, Esq. (Fax: (612) 303-1410), with a copy to: Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020, Attention: Michael D. Maline, Esq. (Fax: 973-422-6873);

(b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Genta Incorporated, Two Connell Drive, Berkeley Heights, New Jersey 07922, Attention: William P. Keane (Fax: (908) 286-6450), with a copy to: Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attention: Richard A. Drucker, Esq. (Fax: (212) 450-3745). Any such notice shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Investors, the Company, and their respective successors and the controlling persons, officers and directors referred to in Section 7. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained; except that the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of the Investors and such Investors shall be indemnified to the same extent as the Placement Agent hereunder. The term “successors and assigns” as herein used shall not include any purchaser, by reason merely of such purchase.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     13. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

      If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

GENTA INCORPORATED

By:	/s/ Raymond P. Warrell
Name: Dr. Raymond P. Warrell
Title: Chief Executive Officer

Accepted as of
the date first above written:

PIPER JAFFRAY & CO.

By:	/s/ David. W. Stadinski

Name: David W. Stadinski
Title: Principal

Schedule of Exhibits

Exhibit A:	Form of Subscription Agreement
Exhibit B:	Form of Lock-up Agreement
Exhibit C:	List of Directors and Executive Officers

Exhibit A

Form of Subscription Agreement

Exhibit B

Form of Lock-up Agreement

Exhibit C

List of Directors and Executive Officers Executing Lock-up Agreements

Raymond P. Warrell, Jr., M.D (Director)
William P. Keane
Loretta M. Itri, M.D
 Jerome E. Groopman, M.D (Director)
Betsy McCaughey, Ph.D (Director)
Daniel D. Von Hoff, M.D (Director)
Harlan J. Wakoff (Director)
Douglas G. Watson (Director)
Michael S. Weiss (Director)